                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             Thackeray Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             THACKERAY CORPORATION

                               509 Madison Avenue
                                   Suite 1714
                               New York, NY 10022

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 2, 2002

To the Stockholders of Thackeray Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Thackeray Corporation (the "Company") will be held at the Warwick Hotel, 65 West 54th Street, New York, New York 10019 on Thursday, May 2, 2002 at 10:00 A.M., for the following purposes:

          1. To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The directors have fixed the close of business on March 20, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. See the "Miscellaneous" section of the accompanying Proxy Statement for the place where the list of stockholders may be examined.

     WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE. IF YOU ARE PRESENT AT THE MEETING YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            JULES ROSS
                                            Secretary

Dated: April 9, 2002

                             THACKERAY CORPORATION
                               509 Madison Avenue
                                   Suite 1714
                               New York, NY 10022

                         ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT

     This Proxy Statement and the accompanying proxy card are furnished to the stockholders of Thackeray Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for the 2002 Annual Meeting of Stockholders to be held at 10:00 A.M. on May 2, 2002 at the Warwick Hotel, 65 West 54th Street, New York, New York 10019 and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. It is anticipated that the Proxy Statement and proxy card will be mailed to stockholders on or about April 15, 2002.

     Shares represented by proxies properly signed and returned will be voted at the meeting. If the accompanying proxy card is signed but no specification is made thereon, the shares of the Company's common stock, par value $.10 per share (the "Shares"), represented by the proxy will be voted for the nominees for director designated by the directors. If a specification has been made on the proxy card, the Shares will be voted in accordance with the specification.

     A stockholder who gives a proxy may revoke it at any time before the proxy is voted at the meeting. The proxy is revocable by a written instrument (including a subsequently dated proxy) signed in the same manner as the proxy and received by the Company at or before the time it is voted. A stockholder who attends the meeting in person may, if he wishes, vote by ballot at the meeting, thereby cancelling any proxy previously given.

                             RECORD DATE AND QUORUM

     The voting securities entitled to vote at the meeting consist of the Shares, each of which entitles the holder thereof to one vote. Only stockholders of record at the close of business on March 20, 2002 are entitled to vote at the meeting or at any adjournment thereof. On that date, there were 5,107,401 Shares outstanding.

     The presence, in person or by proxy, of holders of record of Shares representing a majority of the outstanding Shares entitled to vote at the Annual Meeting will constitute a quorum for action at the Annual Meeting.

                         OWNERSHIP OF VOTING SECURITIES

     The following table contains certain information with respect to each person known to the Company to have been, at March 20, 2002 (or, as otherwise set forth below), the beneficial owner of more than 5% of the Shares. Except as otherwise indicated, all Shares are owned directly.

                                                     AMOUNT AND
                                                     NATURE OF
               NAME AND ADDRESS OF                   BENEFICIAL     PERCENT
                 BENEFICIAL OWNER                    OWNERSHIP      OF CLASS
               -------------------                  ------------    --------
Odyssey Partners, L.P.............................  1,328,250(1)     26.0%
     280 Park Avenue
     New York, NY 10017
Estate of Peter Sharp.............................    931,400        18.2%
     c/o Peter Sharp & Co., Inc.
     545 Madison Avenue
     New York, NY 10022
The Peter Jay Sharp Foundation....................    341,000         6.7%
     c/o Peter Sharp & Co. Inc.
     545 Madison Avenue
     New York, NY 10022

---------------

(1) Of this amount 1,309,500 shares are owned directly by Odyssey Partners, L.P. ("Odyssey") and 18,750 shares are owned directly by Ronald D. Rothberg, formerly a principal of Odyssey and currently a director of the Company. Leon Levy, Jack Nash, Stephen Berger and Joshua Nash, by virtue of being general partners of Odyssey, share voting and dispositive power with respect to the common stock owned by Odyssey and accordingly, may be deemed beneficial owners of the common stock owned by Odyssey. Each of the aforesaid persons expressly disclaims any such beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) which exceeds the proportionate interest in the common stock which he may be deemed to own as a general partner of Odyssey. The Company has been advised that no other person exercises (or may be deemed to exercise) any voting or investment control over the common stock owned by Odyssey.

                             ELECTION OF DIRECTORS

     It is proposed to elect a Board of Directors consisting of four members, each to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

     Unless authority is withheld, it is intended that proxies will be voted for the election of the four nominees named below, each of whom is currently serving as a director. The Board of Directors does not contemplate that any of these nominees will be unable or will decline to serve. However, if any of them is unable or declines to serve, the persons named in the accompanying Proxy may vote for another person or persons in their discretion.

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information with respect to the four nominees for election to the Board of Directors. Except as otherwise indicated, each nominee has held his present principal occupation for the past five years.

                                                                                               FIRST
NAME, AGE (AT MARCH 1, 2002) AND                                                               BECAME
POSITION HELD WITH THE COMPANY                        PRINCIPAL OCCUPATION                   A DIRECTOR
--------------------------------                      --------------------                  ------------
Martin J. Rabinowitz(1)..............  Chairman of the Board (since 1986) and President         1985
  70                                   (since 1987); Principal, Taconic Investment
                                       Partners (since 1998); Managing member RFIA
                                       Holdings LLC, a private investment company (since
                                       1998); Limited Partner of
                                       Odyssey, an investment partnership, New York, New
                                       York
                                       (since 1993; previously General Partner); Director
                                       and Chairman of the Board, Eagle Food Centers,
                                       Inc. (1992-1998).
Jules Ross(1)........................  Vice President, Finance, Treasurer (since 1990)          1988
  69                                   and Secretary (since 1991); previously Principal
                                       of Odyssey (1987-1997).

Ronald D. Rothberg(2)................  President, The RDR Group Inc., a private                 1983
  55                                   investment company (since 1988).
Moses Rothman(2).....................  Chairman, Black Inc. A.G., a film distributor,           1988
  83                                   London, England (since 1971).

---------------

(1) Member of the Company's Executive Committee and Nominating Committee.
(2) Member of the Company's Audit Committee.

     None of the present directors who is a nominee for election to the Board of Directors is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940, except as indicated above.

EXECUTIVE OFFICERS OF THE COMPANY

     There are no executive officers of the Company other than those named above. Officers are generally elected annually at the first meeting of the directors of the Company following the Annual Meeting of Stockholders.

COMPENSATION AND INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

     The Company qualifies as a "small business issuer" under the rules of the Securities and Exchange Commission and, accordingly, the information in this section is furnished in accordance with the rules applicable to such issuers.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the compensation of the Chief Executive Officer for services in all capacities to the Company and its subsidiaries in 1999, 2000 and 2001. One executive officer had compensation during the fiscal years ended December 31, 2001, 2000, and 1999 in excess of $100,000.

                                           ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                       ----------------------------   ------------------------------------
                                                                                AWARDS             PAYOUTS
                                                             OTHER    --------------------------   -------
                                                            ANNUAL                                              ALL
                                                            COMPEN-   RESTRICTED                               OTHER
NAME AND                                                    SATION      STOCK         OPTIONS       LTIP      COMPEN-
PRINCIPAL POSITION(S)           YEAR    SALARY     BONUS      (1)      AWARD(S)    (# OF SHARES)   PAYOUTS   SATION(1)
---------------------           ----   --------   -------   -------   ----------   -------------   -------   ---------
Martin J. Rabinowitz            2001        -0-       -0-    -0-        -0-          -0-            -0-        $1,000
Chairman, CEO                   2000        -0-       -0-    -0-        -0-          -0-            -0-           500
and President                   1999        -0-       -0-    -0-        -0-          -0-            -0-         1,000
Jules Ross                      2001   $120,000       -0-    -0-        -0-          -0-            -0-           -0-
Vice President, Finance         2000    120,000       -0-    -0-        -0-          -0-            -0-           -0-
Treasurer                       1999    120,000       -0-    -0-        -0-          -0-            -0-           -0-

---------------

(1) Mr. Rabinowitz did not receive any salary or other compensation from the Company, except in his capacity as a director.

     Directors of the Company who are not salaried officers of the Company are paid a fee of $500 for each meeting attended. In addition, the members of the Company's Audit Committee receive a fee of $500 for each committee meeting.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements contained in the 2001 Annual Report on Form 10-K with the Company's management and the Company's independent auditors, Arthur Andersen LLP. The Company's management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. Further, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the auditor's independence from the Company and its management.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Ronald D. Rothberg
                                          Moses Rothman

ADDITIONAL INFORMATION

     The Board of Directors held a total of four meetings during 2001.

     The Company has a standing Nominating Committee and Audit Committee, but has no standing Compensation Committee.

     The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board, and as part of its duties it recommends to the Board the selection of the Company's independent auditors, analyzes the reports of such auditors, periodically reviews the adequacy of the Company's internal financial controls, periodically reviews the terms of material transactions between the Company and its affiliates and subsidiaries, and makes such recommendations to the Board with respect thereto as such committee may deem advisable. The Audit Committee has considered whether the independent auditors' provision of information technology services and other non-audit services to the Company is compatible with maintaining the auditors' independence. The members are Ronald D. Rothberg and Moses Rothman, both of whom are "independent" under the listing standards of the American Stock Exchange. The Audit Committee met twice in 2001. The Board has adopted a written charter for the Audit Committee.

     The Nominating Committee makes recommendations regarding nomination of candidates for election as directors. The Committee's members are Martin J. Rabinowitz and Jules Ross. There was one meeting of the Nominating Committee in 2001. If sent by mail, addressed to the Secretary of the Company at the offices of the Company, 509 Madison Avenue, Suite 1714, NY, NY 10022, the Committee will review stockholder recommendations for nominees for election as directors, provided that the recommendation is accompanied by a resume outlining the proposed nominee's business and professional qualifications and a statement of the facts which cause the stockholder to believe that the nomination of such person would serve the best interests of the Company. Any such recommendations with respect to the 2003 Annual Meeting should be received by the Company by November 27, 2002.

     No family relationships exist between any director or executive officer of the Company.

     Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 20, 2002, the number of Shares beneficially owned by each director of the Company, each executive officer named in the Summary Compensation Table above and by all directors and executive officers of the Company as a group. The address of each director and executive officer of the Company is c/o Thackeray Corporation, 509 Madison Avenue, Suite 1714, New York, NY 10022. Except as otherwise indicated, all Shares are owned directly.

                                              AMOUNT AND NATURE
                                                OF BENEFICIAL        PERCENT OF
                                                  OWNERSHIP            CLASS
               NAME OR GROUP                  -----------------      ----------
Martin J. Rabinowitz(1) ....................       --                  --
Jules Ross .................................       --                  --
Ronald D. Rothberg .........................        28,125(2)         (3)
Moses Rothman ..............................         2,000            (3)
All directors and officers as a group
  (4 persons) ..............................        30,125(4)         (3)

---------------

(1) Does not include 5,650 Shares owned by Mr. Rabinowitz's wife as to which Shares Mr. Rabinowitz disclaims beneficial ownership.

(2) All of such Shares are owned directly by Mr. Rothberg, but Odyssey shares beneficial ownership with him as to 18,750 of such shares.

(3) Less than 1%.

(4) See footnotes above.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     A representative of Arthur Andersen LLP, the Company auditors for 2001, is expected to be present at the Annual Meeting. He will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

     In light of recent developments concerning Arthur Andersen LLP, the Board of Directors of Thackeray Corporation have not yet made a decision with respect to the retention of Arthur Andersen LLP as Auditors for 2002 and, accordingly, stockholder ratification of the selection of auditors is not being solicited at this meeting.

AUDIT FEES

     Arthur Andersen LLP billed the Company $47,500 for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2001. Additionally, the Company was billed $15,000 by Arthur Andersen for reviews of the three quarters' financial statements included in the Company's Forms 10-Q for 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Arthur Andersen LLP rendered no professional services to the Company during the year ended December 31, 2001 with respect to financial information systems design and implementation.

ALL OTHER FEES

     Arthur Andersen LLP rendered no other professional services to the Company during the year ended December 31, 2001 other than those set forth above.

                                 MISCELLANEOUS
STOCKHOLDERS' PROPOSALS

     Any stockholder who wishes to present a proposal for action at the next Annual Meeting of Stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by management must notify management of the Company so that such notice is received by management at its principal executive offices at 509 Madison Avenue, Suite 1714, New York, NY 10022 by November 27, 2002 and is in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

OTHER MATTERS

     The Board of Directors of the Company knows of no other business to be presented at the meeting but if other matters properly do come before the meeting, it is intended that the persons named in the accompanying proxy card will vote the Shares for which they hold proxies in accordance with their judgment.

     The total cost of this solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, without special remuneration. The Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $5,200, plus reimbursement for out-of-pocket expenses. Banks, brokerage houses and other custodians, nominees and fiduciaries who forward soliciting material to the beneficial owners of Shares entitled to vote at the meeting will be reimbursed by the Company for their out-of-pocket expenses incurred in this connection. In addition to the mails, proxies may be solicited by personal interviews, telephone or telegraph.

     A list of the Company's stockholders as of the record date for the meeting will be available for examination by any stockholder, for purposes germane to the meeting, during ordinary business hours, for ten days prior to the date of the meeting at the offices of the Company at the address set forth above.

     The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2001, without exhibits, without charge to each person who forwards a written request therefor, which request shall include a representation that he was a beneficial holder of shares of the Company on March 20, 2002, to Assistant Secretary, Thackeray Corporation, 509 Madison Avenue, Suite 1714, New York, NY 10022.

                                             By Order of The Board of Directors

                                             JULES ROSS
                                             Secretary
April 9, 2002

PROXY


                              THACKERAY CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 2, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates and appoints MARTIN J. RABINOWITZ, JULES ROSS and RONALD D. ROTHBERG, or any one of them, as proxies of the undersigned, with power of substitution to each, to vote all shares of Common Stock of Thackeray Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Warwick Hotel, 65 West 54th Street, New York, New York 10019 on May 2, 2002 at 10:00 A.M., and at any adjournment or adjournments thereof, with authority to vote said shares on the matters set forth below.


                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE


               PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                     Please mark
                                                      your votes    [X]
                                                       as this.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.


                                                               FOR                   WITHHOLD
                                                           all nominees              AUTHORITY
                                                          listed (except            to vote for
                                                        as indicated below)         all nominees
1.  Election of Directors:                                     [ ]                       [ ]
    Nominees: 01 Martin J. Rabinowitz, 02 Jules Ross,
    03 Ronald D. Rothberg and 04 Moses Rothman.

    (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


______________________________________________________________________________


2.  Upon such other matters as may properly come before the meeting.


                                UNLESS OTHERWISE SPECIFIED ON THIS PROXY, THE
                                SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
                                "FOR" PROPOSAL 1 ABOVE. DISCRETION WILL BE
                                USED WITH RESPECT TO EACH OTHER MATTER AS MAY
                     --------   PROPERLY COME BEFORE THE MEETING OR ANY
                            |   ADJOURNMENTS THEREOF.
                            |
                            |   NOTE: Please sign and return promptly in the
                            |   envelope provided. No postage is required if
                                mailed in the United States.


Signature(s)______________________________________________Date_________, 2002

Please sign exactly as your name appears. When signing as attorney, executors, administrators, trustee or guardian, please sign with your full title. If signer is a corporation, please sign the full corporate name by a duly authorized officer. Joint owners should both sign.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -